UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2011

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INTEL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is information as presented in Intel Corporation’s press release of January 31, 2011 announcing updated fourth quarter 2010 financial information and Business Outlook for the first quarter of 2011 and full-year 2011, to reflect (i) a circuit design issue in recently released Intel® 6 Series chipsets, (ii) the completion of the acquisition of the Infineon Technologies AG Wireless Solutions business (Infineon WLS), and (iii) the anticipated completion of the acquisition of McAfee, Inc. before the end of the first quarter of 2011.

In addition to disclosing financial results calculated in accordance with United States (U.S.) generally accepted accounting principles (GAAP), this release contains non-GAAP financial measures that we believe are helpful in understanding and comparing our past financial performances and our future results.  The non-GAAP financial measures disclosed by the company exclude certain business combination accounting impacts and expenses related to acquisitions and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

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Amortization of acquisition-related intangible assets:  Amortization of acquisition-related intangible assets consists of amortization of acquired technology purchased in connection with business acquisitions. Intel incurs charges relating to the amortization of these intangibles, and the charges are included in our GAAP financial statements. Amortization charges for Intel’s acquired technology are inconsistent in size and are significantly impacted by the timing and valuation of Intel’s acquisitions. Consequently, Intel excludes these charges for purposes of calculating the non-GAAP financial measures to facilitate an evaluation of Intel’s current operating performance and comparisons to Intel’s past operating performance.

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Inventory valuation adjustment:  Business combination accounting principles require us to measure inventory acquired at fair value.   The fair value of inventory reflects the acquired company’s cost of manufacturing plus a portion of the expected profit margin. The non-GAAP adjustment to our cost of sales is intended to exclude the expected profit margin.  We believe the adjustment is helpful in understanding the ongoing performance of our business.

Set forth below are reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

	Q1 2011 Outlook		2011 Outlook

GAAP GROSS MARGIN PERCENTAGE	61.0	+/- a couple percentage points	63.0	+/- a few percentage points
Adjustment for Amortization of Acquisition Related Intangible Assets	0.5		0.8
Adjustment for Inventory Valuation	0.5		0.2
GROSS MARGIN PERCENTAGE EXCLUDING ADJUSTMENTS	62.0	+/- a couple percentage points	64.0	+/- a few percentage points

Item 7.01                      Regulation FD Disclosure.

The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is a press release of Intel Corporation disclosing that it has completed the transaction to purchase the Infineon WLS business in a cash transaction valued at approximately $1.4 billion.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is filed as part of this Report:

Exhibit Number	Description
99.1	Press Release of Intel Corporation dated January 31, 2011 regarding identification of a chipset circuit design issue and updated fourth quarter 2010 financial information and Business Outlook
99.2	Press Release of Intel Corporation dated January 31, 2011 regarding the closing of the Infineon WLS transaction

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)
/s/ Cary I. Klafter
Date: January 31, 2011	Cary I. Klafter Corporate Secretary